                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                           FOR TENDER OF ANY AND ALL
                          9 5/8% SENIOR NOTES DUE 2013
                                       OF

                            PARKER DRILLING COMPANY
                           PURSUANT TO THE PROSPECTUS
                            DATED DECEMBER    , 2003

                 The Exchange Agent for the Exchange Offer is:


                              JPMORGAN CHASE BANK



         By Mail:                By Facsimile:                 By Hand:            By Overnight Courier:
                                 (214) 468-6494
   JPMorgan Chase Bank                                   JPMorgan Chase Bank        JPMorgan Chase Bank
 2001 Bryan Street, Floor    Confirm by Telephone:     2001 Bryan Street, Floor   2001 Bryan Street, Floor
            10                                                    10                         10
     Dallas, TX 75201            (800) 275-2048            Dallas, TX 75201           Dallas, TX 75201
  Attention: Frank Ivins                                Attention: Frank Ivins     Attention: Frank Ivins


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     As set forth under the caption, "The Exchange Offer -- Guaranteed Delivery
Procedures" in the Prospectus dated December   , 2003 (the "Prospectus") of
Parker Drilling Company (the "Company") and in Instruction 2 of the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer"), this form must be used to accept the Company's offer to exchange its 9 5/8% Senior Notes due 2013 (the "Exchange Notes") for its 9 5/8% Senior Notes due 2013 (the "Private Notes") if time will not permit the Letter of Transmittal, certificates representing such Private Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date. This form must be delivered by an Eligible Institution (as defined in the Letter of Transmittal) by mail, hand delivery or overnight courier or transmitted, via facsimile, to the Exchange Agent as set forth above. All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which are hereby acknowledged, the aggregate principal amount of the Private Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus.

     The undersigned understands that tenders of Private Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that no withdrawal of a tender of Private Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of Private Notes to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date. Tenders of Private Notes may also be withdrawn if the Exchange Offer is terminated without any such Private Notes being purchased thereunder or as otherwise provided in the Prospectus.

     The undersigned understands that payment by the Exchange Agent for Private Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Private Notes (or Book-Entry Confirmation of the transfer of such Private Notes into the Exchange Agent's account at DTC) and a Letter of Transmittal (or facsimile thereof) with respect to such Private Notes properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE


----------------------------------------------------------------------------------------------------

Signature(s) of registered Holder(s) or
  authorized signatory:                            Date:
  -------------------------------------            -------------------------------------------------

-------------------------------------------------  Address:
                                                   -------------------------------------------------

                                                   -------------------------------------------------

Name(s) of registered Holder(s):                   Area Code and Telephone No.
-----------------------                            --------------------------
-------------------------------------------------

-------------------------------------------------  If Private Notes will be delivered by book-entry transfer to DTC, check the box below and insert
                                                   DTC Account Number:
                                                                          [ ]
Principal Amount of Private Notes Tendered*:
  ---------

-------------------------------------------------  DTC Account No.:
                                                   ---------------------------------------
Certificate No.(s) of Private Notes                * Must be in denominations of principal amount of
  (if available)                                     $1,000 or any integral multiple thereof.
  ---------------------------------------------
----------------------------------------------------------------------------------------------------


     This Notice of Guaranteed Delivery must be signed by the Holder(s) of Private Notes exactly as their (its) name(s) appear on certificate(s) for Private Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Private Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity: ----------------------------------------------------------------------

Address(es): -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: DO NOT SEND PRIVATE NOTES WITH THIS FORM. PRIVATE NOTES SHOULD BE SENT TO
      THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association (each of the foregoing being referred to as an "Eligible Institution"), hereby (a) represents that each holder of Private Notes on whose behalf this tender is being made "own(s)" the Private Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Private Notes complies with Rule 14e-4, and (c) guarantees that, within five New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Private Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the DTC pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND PRIVATE NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:
            --------------------------------------------------------------------

Authorized Signature:
                          ------------------------------------------------------

Title:
     ---------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number:
                                 -----------------------------------------------

Dated: --------------------

NOTE: DO NOT SEND PRIVATE NOTES WITH THIS FORM. PRIVATE NOTES SHOULD BE SENT TO
      THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.